Debt	12 Months Ended
Dec. 31, 2020
Debt Instruments [Abstract]
Debt	Debt
At December 31, 2020 and 2019, total current long-term debt, net of debt issuance costs of $10.7 million and $10.8 million, respectively, consists of the following:

(in thousands)	2020	2019
0.875% Senior Unsecured Cash Convertible Notes due 2021	$200	$285,244
0.500% Senior Unsecured Cash Convertible Notes due 2023	361,304	347,995
1.000% Senior Unsecured Cash Convertible Notes due 2024	429,496	413,272
0.000% Senior Unsecured Convertible Notes due 2027	442,481	—
3.75% Series B Senior Notes due October 16, 2022	304,761	302,040
3.90% Series C Senior Notes due October 16, 2024	26,956	26,944
German Private Placement (Schuldschein)	357,551	330,857
Total long-term debt	1,922,749	1,706,352
Less current portion	42,539	285,244
Long-term portion	$1,880,210	$1,421,108
The notes are all unsecured obligations that rank pari passu. Interest expense on long-term debt was $63.5 million, $68.0 million and $61.2 million for the years ended December 31, 2020, 2019 and 2018, respectively.
In 2020, we repaid $296.4 million of the 2021 Notes, leaving $0.2 million outstanding as of December 31, 2020, which will be repaid at the original maturity on March 19, 2021.
In 2019, we repaid $506.4 million of long-term debt including $430.0 million for the amount due for the 2019 Cash Convertible Notes, $73.0 million for amounts due for the U.S. Private Placement and $3.4 million for a portion of the 2021 Cash Convertible Notes which was converted during the contingent conversion period as discussed further below.
Future maturities (stated at the carrying values) of long-term debt as of December 31, 2020, are as follows:

Years ending December 31, (in thousands)
2021	$42,539
2022	485,795
2023	361,304
2024	572,870
2025	—
thereafter	460,241
$1,922,749
Convertible Notes due 2027
On December 17, 2020, we issued zero coupon convertible notes in an aggregate principal amount of $500.0 million with a maturity date of December 17, 2027 (2027 Notes). The 2027 Notes carry no coupon interest. The net proceeds of the 2027 Notes totaled $497.6 million, after debt issuance costs of $3.7 million, of which $1.3 million was accrued as of December 31, 2020.
In accounting for the issuance of the 2027 Notes, we separated the 2027 Notes into liability and equity components. We allocated $445.9 million of the 2027 Notes to the liability component, representing the fair value of a similar debt instrument that does not have an associated convertible feature; and $54.1 million to the equity component, representing the conversion option, which does not meet the criteria for separate accounting as a derivative as it is indexed to our own stock.
The effective interest rate of the 2027 Notes is 1.65%, which is imputed based on the amortization of the fair value of the embedded cash conversion option over the remaining term of the 2027 Note.
We incurred issuance costs of $3.7 million related to the 2027 Notes. Issuance costs were allocated to the liability and equity components based on the same proportion used to allocate the proceeds. Issuance costs attributable to the liability component of $3.3 million are amortized to interest expense over the term of the 2027 Notes, and issuance costs attributable to the equity component of $0.5 million are included along with the equity component in equity.
The 2027 Notes are convertible into common shares based on an initial conversion rate, subject to adjustment, of 2,477.65 shares per $200,000 principal amount of notes (which represents an initial conversion price of $80.7218 per share, or
6.2 million underlying shares). At conversion, we will settle the 2027 Notes by repaying the principal portion in cash and any excess of the conversion value over the principal amount in shares of common stock.
The notes may be redeemed at the option of each noteholder at their principal amount on December 17, 2025 or in connection with a change of control or delisting event.
The 2027 Notes are convertible in whole, but not in part, at the option of the noteholders on a net share settlement basis, at the prevailing conversion price in the following circumstances beginning after January 27, 2021 through June 16, 2027:
•if the last reported sale price of our common stock for at least 20-consecutive trading days during a period of 30-consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; or
•if we undergo certain fundamental changes as defined in the agreement; or
•if parity event or trading price unavailability event, as the case maybe occurs during the period of 10 days, including the first business day following the relevant trading price notification date; or
•if we distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days; or
•in case of early redemption in respect of the outstanding notes at our option, where the conversion date falls in the period from (and including) the date on which the call notice is published to (and including) the 45th business day prior to the redemption date; or
•if we experience certain customary events of default, including defaults under certain other indebtedness, until such event of default has been cured or waived.
The noteholders may convert their notes at any time, without condition, on or after June 17, 2027 until the 45th business day prior to December 17, 2027.
Cash Convertible Notes due 2019, 2021, 2023, and 2024
On March 19, 2014, we issued $730.0 million aggregate principal amount of Cash Convertible Senior Notes in two tranches consisting of $430.0 million due on March 19, 2019 (2019 Notes) and $300.0 million due on March 19, 2021 (2021 Notes). The aggregate net proceeds of the 2019 and 2021 Convertible Notes were $680.7 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs. During 2019, $430.0 million was paid at maturity (2019 Notes) and $3.4 million of the 2021 Notes was redeemed. In 2020, a total of $296.4 million of the 2021 Notes was repaid, leaving $0.2 million outstanding as of December 31, 2020, which will be repaid at the original maturity on March 19, 2021.
On September 13, 2017, we issued $400.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2023 (2023 Notes). The net proceeds of the 2023 Notes were $365.6 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs.
On November 13, 2018, we issued $500.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2024 (2024 Notes). The net proceeds of the 2024 Notes were $468.9 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs.
We refer to the 2019 Notes, 2021 Notes 2023 Notes, and 2024 Notes, collectively as the “Cash Convertible Notes".
Interest on the Cash Convertible Notes is payable semi-annually in arrears and will mature on the maturity date unless repurchased or converted with their terms prior to such date. The interest rate and corresponding maturity of each Note are summarized in the table below. The Cash Convertible Notes are solely convertible into cash in whole, but not in part, at the option of noteholders under the circumstances described below and during the contingent conversion periods as shown in the table below.

Cash Convertible Notes	Annual Interest Rate	Date of Interest Payments	Maturity Date	Contingent Conversion Period	Conversion Rate per $200,000 Principal Amount
2021 Notes	0.875%	March 19 and September 19	March 19, 2021	From April 29, 2014 to September 18, 2020	7,063.1647
2023 Notes	0.500%	March 13 and September 13	September 13, 2023	From October 24, 2017 to March 13, 2023	4,829.7279
2024 Notes	1.000%	May 13 and November 13	November 13, 2024	From December 24, 2018 to August 2, 2024	4,360.3098
Additionally, conversion may occur at any time following a Contingent Conversion Period through the fifth business day immediately preceding the applicable maturity date.
Upon conversion, noteholders will receive an amount in cash equal to the Cash Settlement Amount, calculated as described below. The Cash Convertible Notes are not convertible into shares of our common stock or any other securities.
Noteholders may convert Cash Convertible Notes into cash at their option at any time during the Contingent Conversion Periods described above only under the following circumstances (Contingent Conversion Conditions):
•if the last reported sale price of our common stock for at least 20-consecutive trading days during a period of 30-consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;
•if we undergo certain fundamental changes as defined in the agreement;
•during the five-business day period immediately after any 10 consecutive trading day period in which the quoted price for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day;
•if parity event or trading price unavailability event, as the case maybe occurs during the period of 10 days, including the first business day following the relevant trading price notification date;
•if we elect to distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days;
•if we elect to redeem the Cash Convertible Notes; or
•if we experience certain customary events of default, including defaults under certain other indebtedness until such event has been cured or waived or the payment of the Notes have been accelerated.
The Contingent Conversion Conditions in the 2021, 2023, and 2024 Notes noted above have been analyzed under ASC 815, Derivatives and Hedging, and, based on our analysis, we determined that each of the embedded features listed above are clearly and closely related to the 2021, 2023 and 2024 Notes (i.e., the host contracts). As a result, pursuant to the accounting provisions of ASC 815, Derivatives and Hedging, the Contingent Conversion Conditions noted above are not required to be bifurcated as separate instruments.
No Contingent Conversion Conditions were triggered for the 2023 Notes and 2024 Notes as of December 31, 2020.
Upon conversion, holders are entitled to a cash payment (Cash Settlement Amount) equal to the average of the conversion rate multiplied by the daily volume-weighted average trading price for our common stock over a 50-day period. The conversion rate is subject to adjustment in certain instances but will not be adjusted for any accrued and unpaid interest. In addition, following the occurrence of certain corporate events that may occur prior to the applicable maturity date, we may be required to pay a cash make-whole premium by increasing the conversion rate for any holder who elects to convert Cash Convertible Notes in connection with the occurrence of such a corporate event.
We may redeem the Cash Convertible Notes in their entirety at a price equal to 100% of the principal amount of the applicable Cash Convertible Notes plus accrued interest at any time when 20% or less of the aggregate principal amount of the applicable Cash Convertible Notes originally issued remain outstanding.
Because the Cash Convertible Notes contain an embedded cash conversion option, we have determined that the embedded cash conversion option is a derivative financial instrument, which is required to be separated from the Cash Convertible Notes and accounted for separately as a derivative liability, with changes in fair value reported in our consolidated statements of income (loss) until the cash conversion option transaction settles or expires. The initial fair value liability of the embedded cash conversion option for the 2019 and 2021 Notes was $51.2 million and $54.0 million, respectively, $74.5 million for the 2023 Notes, and $98.5 million for the 2024 Notes, which simultaneously reduced the carrying value of the Cash Convertible Notes (effectively an original issuance discount). For further discussion of the derivative financial instruments relating to the Cash Convertible Notes, refer to Note 14 "Derivatives and Hedging".
As noted above, the reduced carrying value on the Cash Convertible Notes resulted in a debt discount that is amortized to the principal amount through the recognition of non-cash interest expense using the effective interest method over the expected life of the debt, which is five and seven for the 2019 Notes and 2021 Notes, and six years for the 2023 Notes and 2024 Notes, respectively. This resulted in our recognition of interest expense on the Cash Convertible Notes at an effective rate approximating what we would have incurred had nonconvertible debt with otherwise similar terms been issued. The effective interest rate of the 2019 Notes, 2021 Notes, 2023 Notes and 2024 Notes is 2.937%, 3.809%, 3.997% and 4.782% respectively, which is imputed based on the amortization of the fair value of the embedded cash conversion option over the remaining term of the Cash Convertible Notes.
In connection with the issuance of the 2019 and 2021 Cash Convertible Notes, we incurred approximately $13.1 million in transaction costs. We incurred approximately $6.2 million in transaction costs for the 2023 Cash Convertible Notes. For 2024 Cash Convertible Notes, we incurred $5.7 million transaction costs. Such costs have been allocated to the Cash Convertible
Notes and deferred and are being amortized to interest expense over the terms of the Cash Convertible Notes using the effective interest method.
Interest expense for the years ended December 31, 2020 and 2019 related to the 2027 Notes and the Cash Convertible Notes was comprised of the following:

(in thousands)	2020	2019
Coupon interest	$9,025	$9,954
Amortization of original issuance discount	38,229	36,966
Amortization of debt issuance costs	2,942	3,014
Total interest expense	$50,196	$49,934
Cash Convertible Notes Call Spread Overlay
Concurrent with the issuance of the Cash Convertible Notes, we entered into privately negotiated hedge transactions (Call Options) with, and issued warrants to purchase shares of our common stock (Warrants) to, certain financial institutions. We refer to the Call Options and Warrants collectively as the “Call Spread Overlay”. The Call Options are intended to offset any cash payments payable by us in excess of the principal amount due upon any conversion of the Cash Convertible Notes. During 2014, we used $105.2 million of the proceeds from the issuance of the 2019 and 2021 Cash Convertible Notes to pay for the Call Options, and simultaneously received $69.4 million from the sale of the Warrants, for a net cash outlay of $35.8 million for the Call Spread Overlay.
During 2017, we used $73.7 million of the proceeds from the from the issuance of the 2023 Cash Convertible Notes to pay for the premium for the Call Option, and simultaneously received $45.3 million from the sale of Warrants, for a net cash outlay of $28.3 million for the Call Spread Overlay. A total of $0.4 million in issuance costs were paid in connection with the Warrant and the Call Option.
In November 2018, we used $97.3 million of the proceeds from the from the issuance of the 2024 Cash Convertible Notes to pay for the premium for the Call Option, and simultaneously received $72.4 million from the sale of Warrants, for a net cash outlay of $24.9 million for the Call Spread Overlay. A total of $0.9 million in issuance costs were paid in connection with the Warrant and the Call Option.
The Call Options are derivative financial instruments and are discussed further in Note 14 "Derivatives and Hedging". The Warrants are equity instruments and are further discussed in Note 18 "Equity".
Aside from the initial payment of a premium of $105.2 million (2019 and 2021 Notes), $73.7 million (2023 Notes), and $97.3 million (2024 Notes) for the Call Option, we will not be required to make any cash payments under the Call Options, and will be entitled to receive an amount of cash, generally equal to the amount by which the market price per share of our common stock exceeds the exercise price of the Call Options during the relevant valuation period. The exercise price under the Call Options is initially equal to the conversion price of the Cash Convertible Notes.
During 2019, we received $133.2 million in cash upon the exercise of the call options in connection with the repayment of the 2019 Notes. In the same transaction, we paid $132.7 million for the intrinsic value of the 2019 Notes' embedded cash conversion option. The net effect of the cash paid and received of $0.5 million was recognized as a gain in other income, net. In connection with the early conversion of a portion of 2021 Notes during 2019, we received $1.5 million upon the exercise of the related call options. Also, we paid $1.1 million for the intrinsic value of the 2021 Notes' embedded cash conversion option. As a result of these early conversions, a gain of $0.4 million was recognized in other income, net.
During 2020, while the 2021 Notes were contingently convertible, we received conversion notices for $119.4 million of outstanding principal. In December 2020, we initiated a tender offer and repurchased a further $177.0 million of outstanding principal. In connection with these transactions, we received $239.8 million in cash upon the exercise of the call options and we paid $237.4 million for the intrinsic value of the 2021 Notes' embedded cash conversion option. The net effect of the cash paid and received of $2.4 million was recognized as a gain in other income, net. Following the completion of the tender offer, $0.2 million of 2021 Notes will remain outstanding and will be repaid or converted at their stated maturity date on March 19, 2021.
The Warrants that were issued with our Cash Convertible Notes, could have a dilutive effect to the extent that the price of our common stock exceeds the applicable strike price of the Warrants. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, plus cash in lieu of any fractional shares. We will not receive any proceeds if the Warrants are exercised.
U.S. Private Placement
In October 16, 2012, we completed a private placement through the issuance of new senior unsecured notes at a total amount of $400.0 million with a weighted average interest rate of 3.66% (settled on October 16, 2012). The notes were issued in three series: (1) $73.0 million 7-year term due and paid on October 16, 2019 (3.19%); (2) $300.0 million 10-year term due on October 16, 2022 (3.75%); and (3) $27.0 million 12-year term due on October 16, 2024 (3.90%). We paid $2.1 million in debt issuance costs which will be amortized through interest expense using the effective interest method over the lifetime of the notes. The note purchase agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on priority indebtedness and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2020. Based on an estimation using the changes in the U.S. Treasury rates, the Level 2 fair value of these senior notes as of December 31, 2020 and 2019 was approximately $337.7 million and $329.2 million, respectively. During 2014, we entered into interest rate swaps, which effectively fixed the fair value of $200.0 million of this debt, which was reduced to $127.0 million following the 2019 $73.0 million repayment. These interest rate swaps qualify for hedge accounting as fair value hedges as described in Note 14 "Derivatives and Hedging".
German Private Placement (Schuldschein)
In 2017, we completed a German private placement bond ("Schuldschein") which was issued in several tranches totaling $331.1 million due in various periods through 2027. The Schuldschein consists of one U.S. dollar and several Euro denominated tranches. The Euro tranches are designated as a foreign currency non-derivative hedging instrument that qualifies as a net investment hedge as described in Note 14 "Derivatives and Hedging". Based on the spot rate method, the change in the carrying value of the Euro denominated tranches attributed to the net investment hedge as of December 31, 2020 totaled $26.9 million of unrealized loss and is recorded in equity. We paid $1.2 million in debt issuance costs which are being amortized through interest expense over the lifetime of the notes. A summary of the tranches is as follows:

				Carrying Value (in thousands) as of
Currency	Notional Amount	Interest Rate	Maturity	December 31, 2020	December 31, 2019
EUR	€11.5 million	Fixed 0.4%	March 2021	$14,115	$12,905
EUR	€23.0 million	Floating EURIBOR + 0.4%	March 2021	28,224	25,811
EUR	€21.5 million	Fixed 0.68%	October 2022	26,361	24,112
EUR	€64.5 million	Floating EURIBOR + 0.5%	October 2022	79,083	72,335
USD	$45.0 million	Floating LIBOR + 1.2%	October 2022	44,948	44,919
EUR	€25.0 million	Floating EURIBOR + 0.5%	October 2022	30,642	28,026
EUR	€64.0 million	Fixed 1.09%	June 2024	78,429	71,747
EUR	€31.0 million	Floating EURIBOR + 0.7%	June 2024	37,989	34,753
EUR	€14.5 million	Fixed 1.61%	June 2027	17,760	16,249
				$357,551	$330,857
The financial markets regulators in the United Kingdom and the Eurozone have passed regulations that will become effective in 2021 under which LIBOR and EURIBOR in their current form will not be compliant. Market participants and regulators are working on establishing new interest rate benchmarks. While the outcome of this work is not clear yet, the Schuldschein, our syndicated loan facility, and our interest rate swaps continue to make reference to the current LIBOR and EURIBOR benchmark rates. These agreements contain language for the determination of interest rates in case the benchmark rate is not available. However, it appears likely that the agreements will need to be adjusted in line with still to be developed market practice once new benchmark rates become available.
Revolving Credit Facility
Our credit facilities available and undrawn at December 31, 2020 total €427.0 million (approximately $524.0 million). This includes a €400.0 million syndicated ESG-linked revolving credit facility expiring December 2023 and three other lines of credit amounting to €27.0 million with no expiration date. The €400.0 million facility can be utilized in Euro and bears interest of 0.525% to 1.525% above EURIBOR, and is offered with interest periods of one, three or six months. The commitment fee is calculated based on 35% of the applicable margin. In 2020, $0.9 million of commitment fees were paid. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2020. The credit facilities are for general corporate purposes and no amounts were utilized at December 31, 2020.